EXHIBIT 32.1

SECTION 906 CERTIFICATION

In connection with the Quarterly Report on Form 10-QSB of Arrowhead Research Corporation (the “Company”) for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Bruce Stewart, the chief executive officer and chief financial officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2004

/s/ R. BRUCE STEWART
R. Bruce Stewart, President
Chief executive, financial and accounting officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.